THE DLB FUND GROUP

                Supplement to the Prospectus dated March 1, 2002
                               Dated May 16, 2002


THE FOLLOWING LANGUAGE AMENDS THE PROSPECTUS OF THE DLB FUND GROUP WITH RESPECT TO THE DLB ENHANCED INDEX CORE EQUITY FUND, THE DLB ENHANCED INDEX GROWTH FUND AND THE DLB ENHANCED INDEX VALUE FUND AT PAGES 15, 18 AND 21, RESPECTIVELY.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Manager believes that a systematic strategy that exploits inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

The Manager uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that the Manager believes will outperform or underperform the index. The Manager identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuations, earnings quality, stock price momentum and earnings improvement. Based on these rankings, the Manager constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low ranking stocks (or not holding them at all), and
(3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by the Manager in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.